UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2026

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23071	31-1241495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

General Counsel and Corporate Secretary Transition

(b) On May 6, 2026, Jared Shure provided notice to The Children’s Place, Inc. (the “Company”) that he will be leaving his positions as Chief Administrative Officer, General Counsel and Corporate Secretary, effective June 1, 2026. Prior to June 1, 2026, Mr. Shure will continue in his roles to ensure continuity and an orderly transition. The decision to part ways was not the result of any disagreement between Mr. Shure and the Company concerning the Company’s operations, policies or practices. Kenneth Li, currently the Company’s Vice President and Assistant General Counsel, will succeed Mr. Shure’s duties as General Counsel and Corporate Secretary at the time Mr. Shure’s resignation becomes effective.

2026 Annual Meeting of Stockholders

(e) At the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting of Stockholders”) of the Company held on May 6, 2026, the Company’s stockholders voted to approve an increase of 1,200,000 shares of common stock, par value $0.10 per share (the “Common Stock”) available for issuance under the Company’s 2011 Equity Incentive Plan. Such proposal is set forth on pages 42 through 53 of the Company’s proxy statement for the 2026 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission (“SEC”) on April 10, 2026. The foregoing description is not complete and is qualified in its entirely by reference to the full text of the Company’s First Amendment to the Fourth Amended and Restated 2011 Equity Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders, the Company’s stockholders voted on: (i) the election of each of the Company’s seven nominees for Director for a one-year term expiring in 2027; (ii) the ratification of the appointment of BDO USA, P.C., as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 30, 2027; (iii) the approval of an increase of 1,200,000 shares of Common Stock available for issuance under the Company’s 2011 Equity Incentive Plan; and (iv) the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers as described in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders.

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The results of the voting were as follows:

	For	Against	Abstentions	Broker Non-Votes
Election of Directors
Turki Saleh A. AlRajhi	15,584,436	210,885	76,707	2,243,497
Hussan Arshad	15,633,407	205,658	32,963	2,243,497
Douglas Edwards	15,381,356	429,671	61,001	2,243,497
Kim Roy	15,578,492	232,065	61,471	2,243,497
Muhammad Asif Seemab	15,497,473	342,743	31,812	2,243,497
Rhys Summerton	15,442,026	369,006	60,996	2,243,497
Muhammad Umair	15,585,408	253,181	33,439	2,243,497

Ratification of the Appointment of Independent Registered Public Accounting Firm	17,612,248	419,758	83,519	0

Approval of an increase of 1,200,000 shares of Common Stock available under the Company’s 2011 Equity Incentive Plan	15,270,578	591,720	9,730	2,243,497

Compensation Paid to Named Executive Officers (“Say-on-Pay”)	15,243,731	613,666	14,631	2,243,497

Item 8.01	Other Events.

Following their election to the Board of Directors (the “Board”) of the Company at the 2026 Annual Meeting of Stockholders, the Company appointed the membership and leadership of each of the Company’s Board committees as follows:

Audit Committee	Corporate Responsibility, Sustainability & Governance Committee	Human Capital & Compensation Committee

Hussan Arshad (Chair)	Douglas Edwards (Chair)	Muhammad Asif Seemab (Chair)
Douglas Edwards	Hussan Arshad	Hussan Arshad
Rhys Summerton	Muhammad Asif Seemab	Rhys Summerton

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit 10.1(*)	First Amendment to The Children’s Place, Inc. Fourth Amended and Restated 2011 Equity Incentive Plan filed as amended on May 6, 2026.

Exhibit 104	Cover Pages Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

(*) Compensation Arrangement

*                        *                        *                       *

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Forward-Looking Statements

This Current Report on Form 8-K contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate,” “believe” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Part I, Item 1A. Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 31, 2026. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unable to achieve operating results at levels sufficient to fund and/or finance the Company’s current level of operations and repayment of indebtedness, the risk that changes in trade policy and tariff regimes, including newly imposed U.S. tariffs and any responsive non-U.S. tariffs, may impact the Company’s international manufacturing and operations or customers’ discretionary spending habits, the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risk that changes in the Company’s plans and strategies with respect to pricing, capital allocation, capital structure, investor communications and/or operations may have a negative effect on the Company’s business, the risk that the Company’s strategic initiatives to increase sales and margin, improve operational efficiencies, enhance operating controls, decentralize operational authority and reshape the Company’s culture are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigation brought under securities, consumer protection, employment, and privacy and information security laws and regulations, risks related to the existence of a controlling stockholder, and the uncertainty of weather patterns, as well as other risks discussed in the Company’s filings with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2026

THE CHILDREN’S PLACE, INC.

By:	/s/ Jared Shure
Name:	Jared Shure
Title:	Chief Administrative Officer, General Counsel and Corporate Secretary

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